SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                 FORM 8-K

                              CURRENT REPORT
                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 7, 1999


                       SUPERIOR ENERGY SERVICES, INC.
            (Exact name of registrant as specified in its charter)


         Delaware                     0-20310               75-2379388
(State or other jurisdiction  (Commission File Number)   (IRS Employer
      of incorporation)                                Identification No.)


        1105 Peters Road, Harvey, Louisiana                 70058
     (Address of principal executive offices)             (Zip Code)



                              (504) 362-4321
             (Registrant's telephone number, including area code)

ITEM 5.   OTHER EVENTS

     On September 7, 1999, Superior Energy Services, Inc. issued the press release attached hereto as Exhibit 99.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (b)  Exhibits.

          99 Press release issued by Superior Energy Services, Inc. on September 7, 1999.

                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              SUPERIOR ENERGY SERVICES, INC.



                              By:     /S/ ROBERT S. TAYLOR
                                          Robert S. Taylor
                                       Chief Financial Officer

Dated:    September 8, 1999